Regulatory Capital Matters	12 Months Ended
Dec. 31, 2011
Regulatory Capital Matters [Abstract]
Regulatory Capital Matters

NOTE 14 – REGULATORY CAPITAL MATTERS

The payment of dividends by the Bank to the Company is subject to restrictions by its regulatory agencies. These restrictions generally limit dividends to the lesser of its undivided profits or the total of its net income for that year, combined with its retained net income from the preceding two years, as defined. In addition, dividends may not reduce capital levels below the minimum regulatory requirements as described below. Due to the net loss in 2010, the Bank will need to earn $777,705 during 2012 before dividends can be paid from the Bank to the Company without prior regulatory approval.

The Bank is subject to regulatory capital requirements administered by state and federal banking agencies. Capital adequacy guidelines and prompt corrective action regulations involve quantitative measures of assets, liabilities and certain off-balance-sheet items calculated under regulatory accounting practices. Capital amounts and classifications are also subject to qualitative judgments by regulators. Failure to meet capital requirements can initiate regulatory action. Management believes as of December 31, 2011, the Bank met all capital adequacy requirements to which it is subject.

Prompt corrective action regulations provide five classifications: well-capitalized, adequately-capitalized, undercapitalized, significantly undercapitalized and critically undercapitalized, although these terms are not used to represent overall financial condition. If less than well-capitalized, regulatory approval is required to accept brokered deposits. If undercapitalized, capital distributions are limited, as are asset growth and expansion, and capital restoration plans are required.

During 2011, there was one intercompany transaction between the Bank and the Company that impacted the Bank's capital ratios. The Bank paid a dividend of $64,036 to the Holding Company to provide cash for the payment of dividends to the U.S. Treasury. During 2010, there were two intercompany transactions between the Bank and the Company that impacted the Bank's capital ratios. First, $4,000,000 in subordinated debt which qualified as Tier-two regulatory capital was repaid by the Bank to the Holding Company, and second, of the $4,000,000 repaid, the Holding Company contributed $3,500,000 to the Bank as paid-in capital which qualifies as Tier-one regulatory capital.

As of December 31, 2011, $1,177,000 of the Bank's allowance for loan and lease losses was excluded from the Total Capital calculation due to the includible allowance being limited to 1.25% of risk weighted assets. As of December 31, 2010, $2,513,000 of the Bank's allowance for loan and lease losses was excluded from the Total Capital calculation.

The Bank's actual and required capital amounts and ratios at year-end are presented in the following table. At year-end 2011 and 2010, the most recent regulatory notifications categorized the Bank as well-capitalized. Management is not aware of any events since December 31, 2011 that would change the Bank's capital category.

	Western Reserve Bank		Minimum Required for Capital Adequacy Purposes		Minimum To Be Well Capitalized under Prompt Corrective Action Provisions
December 31, 2011	Amount	Ratio	Amount	Ratio	Amount	Ratio
Total Capital to risk-weighted assets	$19,597	13.5%	$11,636	8.0%	$14,545	10.0%

Tier 1 (Core) Capital to risk-weighted assets	17,764	12.2%	5,818	4.0%	8,727	6.0%

Tier 1 (Core) Capital to average assets	17,764	9.1%	7,801	4.0%	9,751	5.0%

December 31, 2010
Total Capital to risk-weighted assets	$18,060	11.3%	$12,766	8.0%	$15,958	10.0%

Tier 1 (Core) Capital to risk-weighted assets	16,029	10.0%	6,383	4.0%	9,575	6.0%

Tier 1 (Core) Capital to average assets	16,029	8.0%	8,017	4.0%	10,021	5.0%